UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2018

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “the Company,” “SIR,” “we,” “us” and “our” refer to Select Income REIT.

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 14, 2018, we, Government Properties Income Trust, a Maryland real estate investment trust, or GOV, and GOV’s wholly owned subsidiary, GOV MS REIT, a Maryland real estate investment trust, or Merger Sub, entered into an Agreement and Plan of Merger, or the Merger Agreement, pursuant to which, on the terms and subject to the satisfaction or waiver of the conditions thereof, we have agreed to merge with and into Merger Sub, with Merger Sub continuing as the surviving entity in the merger, or the Merger. Pursuant to the terms and subject to the conditions and limitations set forth in the Merger Agreement, at the effective time of the Merger, or the Effective Time, each common share of beneficial interest, $.01 par value per share, of SIR, or SIR Common Shares, issued and outstanding immediately prior to the Effective Time (other than SIR Common Shares held by GOV or any of our or GOV’s wholly owned subsidiaries) will be converted into the right to receive 1.04, or the Exchange Ratio, of common shares of beneficial interest, $.01 par value per share, of GOV, or GOV Common Shares, subject to adjustment as described in the Merger Agreement with cash paid in lieu of fractional shares. Under the Merger Agreement, the Exchange Ratio is fixed and will not be adjusted to reflect changes in the market price of the SIR Common Shares or the GOV Common Shares prior to the Effective Time. Prior to the Effective Time, GOV will amend its declaration of trust to increase the number of authorized GOV Common Shares from 150,000,000 to 200,000,000.

Pursuant to the Merger Agreement, at the Effective Time, any outstanding unvested SIR Common Share awards under our equity compensation plan will be converted into an award under GOV’s equity compensation plan, subject to substantially similar vesting requirements and other terms and conditions, of a number of GOV Common Shares determined by multiplying the number of unvested SIR Common Shares subject to such award by the Exchange Ratio (rounded down to the nearest whole number).  Pursuant to the Merger Agreement, we and GOV have agreed that, prior to the Effective Time, GOV will sell, for cash consideration, the 24,918,421 SIR Common Shares beneficially owned by GOV, or the Secondary Sale, and, subject to the satisfaction of certain conditions, we will declare and pay a pro rata distribution to our shareholders of the 45,000,000 common shares of beneficial interest, $.01 par value per share, of our majority owned subsidiary, Industrial Logistics Properties Trust, a Maryland real estate investment trust, or ILPT, owned by us, or the ILPT Distribution. The Merger and the other transactions contemplated by the Merger Agreement, including the Secondary Sale and the ILPT Distribution, are collectively referred to herein as the Transactions.

We expect that immediately after the merger of us into Merger Sub is effective, Merger Sub will then merge with and into GOV, with GOV as the surviving entity, and GOV will change its name to “Office Properties Income Trust,” following which its ticker symbol on The Nasdaq Stock Market LLC, or Nasdaq, will be changed to “OPI”.  We also expect that immediately following that second merger, GOV will effect a reverse stock split of the GOV Common Shares pursuant to which every four common shares of the combined company will be converted into one common share of the combined company, or the Reverse Stock Split. The combined company will continue to be managed by The RMR Group LLC, or RMR LLC, our and GOV’s manager.

The completion of the Merger is subject to the satisfaction or waiver of various conditions, including, among other things:  (1) approval of the Merger and the other transactions contemplated by the Merger Agreement to which SIR is a party by at least a majority of all the votes entitled to be cast by holders of outstanding SIR Common Shares entitled to vote at the special meeting of our shareholders held for that purpose; (2) approval of the issuance of GOV Common Shares to be issued in the Merger, or the Merger Share Issuance, by at least a majority of all the votes cast by the holders of outstanding GOV Common Shares entitled to vote at the special meeting of GOV’s shareholders held for that purpose; (3) the absence of any law or order by any governmental authority prohibiting, making illegal, enjoining or otherwise restricting, preventing or prohibiting the consummation of the Merger and the other Transactions; (4) the effectiveness of the registration statement on Form S-4, or the Form S-4, to be filed by GOV with the Securities and Exchange Commission, or the SEC, to register the GOV Common Shares to be issued in the Merger; (5) Nasdaq’s approval of the listing of GOV Common Shares to be issued in the Merger, subject to official notice of issuance; (6) the consummation of the Secondary Sale; (7) after the Secondary Sale and receipt of the SIR and GOV shareholder approvals described above, and subject to the satisfaction of other conditions, the payment of the ILPT Distribution at least one business day before the completion of the Merger; and (8) the receipt of certain tax opinions from each party’s tax counsel. We and GOV expect the Merger to close in late 2018 or early 2019, and the Merger Agreement provides that either party may terminate the agreement if the Merger is not consummated by the outside closing date of June 30, 2019.

The Merger Agreement contains certain customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of our and GOV’s respective businesses prior to closing, subject to certain consent rights by GOV and us, respectively, and covenants prohibiting us and GOV from soliciting, providing information or entering into discussions concerning competing proposals (generally defined as proposals for 20% or more of the assets, revenues or earnings or equity of the applicable party), subject to certain exceptions. In addition, GOV has agreed to vote all of the SIR Common Shares beneficially owned by GOV at our special meeting of shareholders in favor of approval of the Merger and the other transactions contemplated by the Merger Agreement to which we are a party.  We have set October 1, 2018 as the record date for shareholders eligible to vote at such meeting.

The Merger Agreement contains certain termination rights for both us and GOV, including that under specified circumstances, either party is entitled to terminate the Merger Agreement to accept a superior proposal (generally defined as proposals for 75% or more of the assets, revenues or earnings or equity of such party, which proposal such party’s board of trustees (or an authorized committee thereof) has determined in good faith, after consultation with outside financial advisors and outside legal counsel, (1) would, if consummated, result in a transaction that is more favorable to the shareholders of such party from a financial point of view than the Merger and other Transactions, (2) for which the third party has demonstrated that the financing for such offer is fully committed or is reasonably likely to be obtained, and (3) which is reasonably likely to receive all required approvals from any governmental authority and otherwise reasonably likely to be consummated on the terms proposed). Neither party is entitled to any termination fee under the Merger Agreement. All fees and expenses incurred in connection with the Merger and the other Transactions will be paid by the party incurring those expenses, except that we and GOV will share equally any filing fees incurred in connection with the filing of the Form S-4 and the related joint proxy statement/prospectus and, as explained below, GOV is responsible for all of the costs and expenses incurred in connection with the Secondary Sale, including our and our affiliates’ costs and expenses.

The transactions contemplated by the Merger Agreement and the terms thereof were evaluated, negotiated and recommended to each of our and GOV’s board of trustees by a special committee of our and GOV’s board of trustees, respectively, each comprised solely of our and GOV’s disinterested, independent trustees, respectively, and were separately approved and adopted by our and GOV’s independent trustees and by our and GOV’s board of trustees.  UBS Securities LLC acted as financial advisor to the special committee of our Board of Trustees and Citigroup Global Markets Inc. acted as financial advisor to the special committee of GOV’s board of trustees.

The foregoing description of the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Merger Agreement attached as Exhibit 2.1 hereto, which is incorporated herein by reference.  Certain of the representations and warranties contained in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to our or GOV’s shareholders or may have been used for the purpose of allocating risk between the parties to the Merger Agreement.  Accordingly, the representations and warranties contained in the Merger Agreement are not necessarily characterizations of the actual state of facts with respect to us or our subsidiaries or GOV or its subsidiaries, including Merger Sub, at the time they were made or otherwise, and investors should not rely on them as statements of fact.

RMR LLC Letter Agreement

Contemporaneously with the execution of the Merger Agreement, we and RMR LLC entered into a letter agreement, or the RMR LLC Letter Agreement, pursuant to which, on the terms and subject to conditions contained therein, we and RMR LLC have acknowledged and agreed that, effective upon consummation of the Merger, we shall have terminated our business and property management agreements with RMR LLC for convenience, and RMR LLC shall have waived its right to receive payment of the termination fee pursuant to each such agreement upon such termination.  The letter agreement further provides that such termination by us and waiver by RMR LLC shall apply only in respect of the Merger and will not apply in respect of any competing proposal or superior proposal (as those terms are defined in the Merger Agreement) or to any other transaction or arrangement.  The foregoing description of the RMR LLC Letter Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the RMR LLC Letter Agreement attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

Registration Agreement

Contemporaneously with the execution of the Merger Agreement, and in connection with the Secondary Sale, we entered into a registration agreement with GOV, or the Registration Agreement, pursuant to which GOV received demand registration rights, subject to certain limitations, with respect to the resale of the 24,918,421 SIR Common Shares GOV beneficially owns.  Under the Registration Agreement, GOV agreed to pay all of the costs and expenses incurred in connection with the Secondary Sale, including costs and expenses of the Company and our affiliates.  The foregoing description of the Registration Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Registration Agreement attached as Exhibit 4.1 hereto.

Item 7.01.  Regulation FD Disclosure.

On September 17, 2018, we issued a press release announcing the Merger and other Transactions, and we also released an investor presentation containing additional detail on the Merger and the other Transactions. Copies of that press release and investor presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 8.01.  Other Events.

Record Date for Special Shareholder Meeting

On September 14, 2018, our Board of Trustees fixed the record date for purposes of determining our shareholders entitled to notice of and to vote at the special meeting of shareholders to approve the Merger and the other transactions contemplated by the Merger Agreement to which the Company is a party as the close of business on October 1, 2018.

Material United States Federal Income Tax Considerations

The following summary supplements and updates the more detailed description of the United States federal income tax considerations contained in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, captioned “Material United States Federal Income Tax Considerations”, which summary is incorporated by reference. Subject to the qualifications and assumptions contained in its opinion, Sullivan & Worcester LLP, Boston, Massachusetts, has rendered a legal opinion that the discussion in our Annual Report captioned “Material United States Federal Income Tax Considerations”, as supplemented by this section, is accurate in all material respects and fairly summarizes the U.S. federal income tax considerations discussed therein and in this section, and the opinions of Sullivan & Worcester LLP referred to therein and in this section represent Sullivan & Worcester LLP’s opinions on those subjects.

This discussion does not address all U.S. federal income tax considerations that may be applicable to holders of common shares in light of their particular circumstances or holders subject to special treatment under U.S. federal income tax law.  In addition, this discussion does not address any U.S. state or local or non-U.S. tax considerations. Holders of our common shares should consult their own tax advisors.

General United States Federal Income Tax Consequences of the ILPT Distribution

As described above, we have agreed, subject to the satisfaction of certain conditions, to complete the ILPT Distribution at least one business day prior to the consummation of the Merger. Under the Internal Revenue Code of 1986, as amended, or the IRC, the ILPT Distribution will generally affect our shareholders in the same manner as any other distribution of cash or property that we make on our shares. These tax consequences are described more fully in Item 1 of our Annual Report, captioned “Material United States Federal Income Tax Considerations”, and are summarized as follows:

•                  To the extent that our net income is distributed to our shareholders, we are generally not subject to tax on that net income.

•                  Distributions to our shareholders out of our allocable current or accumulated earnings and profits that are not designated by us as capital gain dividends will generally be taxable to our shareholders as ordinary income dividends (subject to the lower effective tax rates applicable to qualified REIT dividends via the deduction-without-outlay mechanism of Section 199A of the IRC).  To the extent of our net capital gain for the taxable year, we may designate dividends as capital gain dividends that will be taxable to our shareholders as long-term capital gain.

•                  Distributions in excess of our allocable current and accumulated earnings and profits will not be taxable to a shareholder of ours to the extent that such distributions do not exceed that shareholder’s adjusted basis in our common shares, but rather will reduce the adjusted basis in those shares.

•                  Distributions in excess of our allocable current and accumulated earnings and profits that exceed a shareholder’s adjusted basis in our common shares generally will be taxable as capital gain from a deemed sale of those shares.  Such gain will be taxable as long-term capital gain if such shares have a holding period of more than one year.

•                  Our earnings and profits for a year will generally be allocated among each of our distributions for that year in proportion to the amount of each distribution.

•                  As long as we qualify for taxation as a real estate investment trust, or REIT, neither our ordinary income dividends nor our capital gain dividends will entitle our corporate shareholders to any dividends received deduction.

•                  Withholding would typically apply to the distribution of ILPT Common Shares to a shareholder in the same manner as withholding applies in respect of any cash distribution to such shareholder.  To satisfy any applicable withholding obligation, the applicable withholding agent may collect the amount of U.S. federal income tax required to be withheld by reducing to cash for remittance to the Internal Revenue Service, or IRS, a sufficient portion of the ILPT Common Shares that the shareholder would otherwise receive or own, and the shareholder may bear brokerage or other costs for this withholding procedure.

The ILPT Distribution will be treated as a distribution by us to our shareholders in the amount of the fair market value of the ILPT Common Shares distributed.  Because we expect the value of our total cash and other distributions for the taxable year in which ILPT Common Shares are distributed to exceed our current and accumulated earnings and profits in such year, we expect that a portion of each cash or other distribution (including the ILPT Distribution) will be taxable to each of our shareholders as a taxable dividend and a portion will be treated as a reduction in such shareholder’s adjusted tax basis in our shares.  We may designate a portion of each such distribution as a capital gain dividend to our shareholders.  Any portion exceeding a shareholder’s adjusted basis in our shares will generally be included in income as capital gain, with long-term gain generally taxed to noncorporate U.S. shareholders at preferential maximum rates.  Our shareholders will receive a tax basis in the ILPT Common Shares received equal to the fair market value at the time of the distribution of the ILPT Common Shares, and their holding period in those shares will commence on the day after the distribution.  All applicable U.S. federal income tax reporting will be prepared using the publicly available share price for an ILPT Common Share as the fair market value for each such share that we distribute and that our shareholders receive.

The ILPT Distribution will be treated for federal income tax purposes as though we sold such shares at their fair market value, and we will recognize long-term capital gain on such sale to the extent that such value exceeds our basis in those shares.  Any gain that we recognize as a result of the ILPT Distribution will be qualifying income for purposes of the 95% gross income test as gain from the sale or disposition of stock; in addition, if as expected ILPT qualifies for taxation as a REIT for its taxable year that includes the date of such distribution by meeting the requirements of Sections 856-859 of the IRC, then any gain that we recognize as a result of the ILPT Distribution will also be qualifying income for purposes of the 75% gross income test as gain from the sale or disposition of transferable shares of another REIT.  In sum, we expect that the gain that we will recognize in connection with the distribution will not materially impact our ability to qualify for taxation as a REIT.

General United States Federal Income Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the IRC. It is a condition to the completion of the Merger that our counsel, Skadden, Arps, Slate, Meagher & Flom LLP, and Sullivan & Worcester LLP, counsel to GOV, each renders an opinion that (i) the Merger will qualify as a reorganization within the meaning of Section 368(a) of the IRC, and (ii) we and GOV will each be a party to that reorganization within the meaning of Section 368(b) of the IRC.  Such opinions will be subject to customary exceptions, assumptions, and qualifications, and will be conditioned on the accuracy, as of the date of the Merger Agreement and as of the Effective Time, of representations made by GOV and us regarding factual matters, and of covenants undertaken by GOV and us.  If any assumption or representation is inaccurate in any way, or any covenant is not complied with, the tax consequences of the Merger could differ from those described in the tax opinions and in this discussion.  These tax opinions will represent the legal judgment of counsel rendering the opinion and will not be binding on the IRS or the courts; there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions set forth in the tax opinions.  Accordingly, the tax opinions are not a guarantee of the legal outcome of the Merger or any tax benefits that may be derived from the Merger.  This discussion assumes that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the IRC.

Material United States Federal Income Tax Consequences of the Merger to us and Holders of SIR Common Shares

We will not recognize any gain or loss as a result of the Merger, and a holder of SIR Common Shares generally will not recognize any gain or loss except in respect of any cash received in lieu of fractional GOV Common Shares (as discussed below).  A holder of SIR Common Shares generally will have an aggregate tax basis in the GOV Common Shares it receives (including fractional shares deemed received and redeemed as described below) in the Merger equal to the shareholder’s aggregate tax basis in its SIR Common Shares surrendered pursuant to the Merger.  The holding period for the GOV Common Shares received by a shareholder in connection with the Merger will include the holding period of the SIR Common Shares surrendered in connection with the Merger.  If a shareholder acquired any of its SIR Common Shares at different prices and/or at different times, Treasury regulations provide guidance on how such shareholder may allocate its tax basis to GOV Common Shares received in the Merger and the holding period of such GOV Common Shares.

A shareholder that receives cash in lieu of fractional GOV Common Shares generally will be treated as having received such fractional shares and then as having received such cash in redemption of the fractional shares. Gain or loss generally will be recognized by a U.S. shareholder based on the difference between the amount of cash received in lieu of the fractional shares and the portion of the shareholder’s aggregate adjusted tax basis of the SIR Common Shares surrendered which is allocable to the fractional shares.  Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holding period for such SIR Common Shares exceeds one year at the Effective Time.  A non-U.S. shareholder will generally not be subject to U.S. federal income taxation or withholding with respect to cash in lieu of fractional GOV Common Shares received, provided that such non-U.S. shareholder properly certifies to the applicable withholding agent its non-U.S. shareholder status on an applicable IRS Form W-8 or substantially similar form.

General United States Federal Income Tax Consequences of the Reverse Stock Split

As discussed above, GOV will undertake the Reverse Stock Split which will result in every four issued and outstanding common shares of the combined company outstanding immediately after the Effective Time (including those held by SIR shareholders following the Merger) to be automatically combined into one issued and outstanding common share of the combined company.  A holder of combined company common shares generally will not recognize any gain or loss upon the Reverse Stock Split, except in respect of any cash received in lieu of fractional combined company common shares (as discussed below).  The aggregate tax basis of the combined company common shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the combined company common shares exchanged therefor, and the shareholder’s holding period in the combined company common shares received will include the holding period in the combined company common shares exchanged therefor (including the holding period of any SIR Common Shares surrendered in connection with the Merger).  If a shareholder holds combined company common shares with different holding periods or different tax bases, Treasury regulations provide guidance on how such shareholder may allocate its tax basis among its combined company common shares received in the Reverse Stock Split and the holding period of such combined company common shares.

A shareholder that receives cash in lieu of a fractional combined company common share generally will be treated as having received such fractional share and then as having received such cash in redemption of the fractional share. Gain or loss generally will be recognized by a U.S. shareholder based on the difference between the amount of cash received in lieu of the fractional share and the portion of the shareholder’s aggregate adjusted tax basis of the combined company common shares exchanged which is allocable to the fractional share.  Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holding period for such combined company common shares exceeds one year at the time of the Reverse Stock Split.  A non-U.S. shareholder will generally not be subject to U.S. federal income taxation or withholding with respect to cash in lieu of fractional combined company common shares received, provided that such non-U.S. shareholder has properly certified to the applicable withholding agent its non-U.S. shareholder status on an applicable IRS Form W-8 or substantially similar form.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with GOV, ILPT, RMR LLC, The RMR Group Inc., or RMR Inc., and others related to them.  For example: we, GOV and ILPT do not have any employees and the personnel and various services we, GOV and ILPT require to operate our respective businesses are provided to us, GOV and ILPT by RMR LLC pursuant to business and property management agreements with RMR LLC; GOV is our largest shareholder, owning approximately 27.8% of the outstanding SIR Common Shares as of the date hereof; ILPT was our wholly owned subsidiary until it completed its initial public offering on January 17, 2018 and we are the largest shareholder of ILPT, owning approximately 69.2% of the outstanding ILPT Common Shares as of the date hereof; Adam D. Portnoy, one of our Managing Trustees, also serves as a managing trustee of GOV and ILPT; David M. Blackman, our President and Chief Executive Officer and one of our Managing Trustees, also serves as the president and chief executive officer of GOV; John C. Popeo, our Chief Financial Officer and Treasurer also serves as the president and chief executive officer and as a managing trustee of ILPT; one of our Independent Trustees serves as an independent trustee of GOV; RMR Inc. is the managing member of RMR LLC; Adam D. Portnoy is an officer of RMR LLC, a managing director and the president and chief executive officer of RMR Inc. and the sole trustee, an officer and controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc.; other officers and employees of RMR LLC and RMR Inc. serve as officers of us, GOV and ILPT; and we and GOV own shares of class A common stock of RMR Inc. We also have relationships and historical and continuing transactions with other companies to which RMR LLC or its subsidiaries provide management services and which may have trustees, directors and officers who are also trustees, directors or officers of us, GOV, ILPT, RMR LLC or RMR Inc.

For further information about these and other such relationships and related person transactions, see our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, or our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the SEC, including Notes 12 and 13 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 13 and 14 to our consolidated financial statements included in our Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related persons are available as exhibits to our filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the Merger and the other Transactions, GOV expects to file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the Merger and the other Transactions with respect to both us and GOV. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE OTHER TRANSACTIONS.

After the registration statement for the Merger has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to our and GOV’s shareholders. Investors will be able to obtain free copies of documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of our filings with the SEC from our website at www.sirreit.com and free copies of GOV’s filings with the SEC from GOV’s website at www.govreit.com.

Participants in the Solicitation Relating to the Merger and other Transactions

We, our Trustees and certain of our executive officers, GOV, its trustees and certain of its executive officers, and RMR LLC, RMR Inc. and certain of their directors, officers and employees may be deemed participants in the solicitation of proxies from GOV’s shareholders in respect of the approval of the Merger Share Issuance and from our shareholders in respect of the approval of the Merger and the other transactions contemplated by the Merger Agreement to which we are a party. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of our and GOV’s shareholders in connection with the Merger and the other transactions contemplated by the Merger Agreement will be set forth in the joint proxy statement/prospectus for the Merger and the other relevant documents to be filed with the SEC.  You can find information about our Trustees and executive officers in our Proxy Statement. You can find information about GOV’s trustees and executive officers in its definitive proxy statement for its 2018 Annual Meeting of Shareholders. These documents are available free of charge on the SEC’s website and from us or GOV, as applicable, using the sources indicated above.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE ENTERED INTO A MERGER AGREEMENT WITH GOV AND THAT THE MERGER IS EXPECTED TO CLOSE IN LATE 2018 OR EARLY 2019. THE CLOSING OF THE MERGER IS SUBJECT TO THE SATISFACTION OR WAIVER OF CONDITIONS, INCLUDING THE RECEIPT OF REQUISITE APPROVALS BY OUR AND GOV’S SHAREHOLDERS AND THE COMPLETION OF THE SECONDARY SALE AND THE ILPT DISTRIBUTION. WE CANNOT BE SURE THAT ANY OR ALL OF SUCH CONDITIONS WILL BE SATISFIED OR WAIVED. ACCORDINGLY, THE MERGER MAY NOT CLOSE BY LATE 2018 OR EARLY 2019 OR AT ALL, OR THE TERMS OF THE MERGER AND THE OTHER TRANSACTIONS MAY CHANGE.

•                  AS NOTED ABOVE, THE MERGER WILL REQUIRE APPROVAL OF OUR SHAREHOLDERS AND THE MERGER SHARE ISSUANCE WILL REQUIRE APPROVAL OF THE GOV SHAREHOLDERS. SUCH APPROVALS WILL BE SOLICITED BY A JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED IN THE FORM S-4 WHICH MUST BE FILED WITH AND DECLARED EFFECTIVE BY THE SEC. THE PROCESS OF PREPARING THE FORM S-4 AND RELATED JOINT PROXY STATEMENT/PROSPECTUS IS TIME CONSUMING AND THE TIME BEFORE THE SEC DECLARES THE REGISTRATION STATEMENT EFFECTIVE IS BEYOND OUR AND GOV’S CONTROL. ACCORDINGLY, WE CANNOT BE SURE THAT THE MERGER AND THE OTHER TRANSACTIONS WILL BE CONSUMMATED WITHIN A SPECIFIED TIME PERIOD OR AT ALL.

•                  GOV OWNS A SIGNIFICANT NUMBER OF OUR COMMON SHARES AND ITS ABILITY TO COMPLETE THE SECONDARY SALE OF ALL THOSE SHARES AS CONTEMPLATED BY THE MERGER AGREEMENT IS SUBJECT TO MARKET CONDITIONS AND OTHER FACTORS, SOME OF WHICH ARE BEYOND GOV’S AND OUR CONTROL.  AS A RESULT, THE SECONDARY SALE MAY BE DELAYED OR MAY NOT BE COMPLETED.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE WILL DISTRIBUTE ALL OF THE ILPT SHARES WE OWN TO OUR SHAREHOLDERS AT LEAST ONE BUSINESS DAY PRIOR TO THE CONSUMMATION OF THE MERGER.  THE ILPT DISTRIBUTION IS SUBJECT TO THE SATISFACTION OF SPECIFIED CONDITIONS, INCLUDING AMONG OTHER THINGS, OBTAINING THE REQUISITE SHAREHOLDER APPROVALS WITH RESPECT TO THE MERGER. WE CANNOT BE SURE WHEN OR IF THOSE CONDITIONS WILL BE SATISFIED OR THAT THE ILPT DISTRIBUTION WILL OCCUR.

•                  THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING OUR EXPECTATIONS FOR THE COMBINED COMPANY AFTER EFFECTIVENESS OF THE MERGER, INCLUDING THAT GOV WILL EFFECT A REVERSE STOCK SPLIT OF THE COMBINED COMPANY’S COMMON SHARES. THESE STATEMENTS ARE CONTINGENT UPON THE CONSUMMATION OF THE MERGER AND THE OTHER TRANSACTIONS, AND MAY NOT OCCUR.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND THE TERMS THEREOF WERE EVALUATED, NEGOTIATED AND RECOMMENDED TO EACH OF OUR AND GOV’S BOARD OF TRUSTEES BY A SPECIAL COMMITTEE OF OUR AND GOV’S BOARD OF TRUSTEES, RESPECTIVELY, EACH COMPRISED SOLELY OF OUR AND GOV’S DISINTERESTED, INDEPENDENT TRUSTEES, RESPECTIVELY, AND WERE SEPARATELY APPROVED AND ADOPTED BY OUR AND GOV’S INDEPENDENT TRUSTEES AND BY OUR AND GOV’S BOARD OF TRUSTEES, AND THAT UBS SECURITIES LLC AND CITIGROUP GLOBAL MARKETS INC. ACTED AS A FINANCIAL ADVISOR TO US AND GOV, RESPECTIVELY. DESPITE THIS PROCESS, WE COULD BE SUBJECT TO CLAIMS CHALLENGING THE MERGER OR OTHER TRANSACTIONS OR OUR ENTRY INTO THE MERGER AND RELATED AGREEMENTS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, GOV, ILPT, RMR LLC AND THEIR RELATED PERSONS AND ENTITIES OR OTHER REASONS, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR ANNUAL REPORT, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Information and Exhibits.

(d)                                 Exhibits

2.1	Agreement and Plan of Merger, dated as of September 14, 2018, among Government Properties Income Trust, GOV MS REIT and Select Income REIT.* (Filed herewith.)

4.1	Registration Agreement, dated as of September 14, 2018, between the Company and Government Properties Income Trust. (Filed herewith.)

8.1	Opinion of Sullivan & Worcester LLP as to tax matters. (Filed herewith.)

10.1	RMR LLC Letter Agreement, dated as of September 14, 2018, between the Company and The RMR Group LLC. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (included in Exhibit 8.1). (Filed herewith.)

99.1	Press Release dated September 17, 2018. (Furnished herewith.)

99.2	Investor Presentation dated September 17, 2018. (Furnished herewith.)

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We will furnish copies of any such schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Chief Financial Officer and Treasurer

Dated:  September 17, 2018